WASATCH FUNDS, INC.

THIS SUPPLEMENT SUPERSEDES ALL PRIOR SUPPLEMENTS

TO THE STATEMENT OF ADDITIONAL INFORMATION

Supplement dated July 1, 2008

To the Statement of Additional Information dated January 31, 2008,

Amended and Restated as of February 20, 2008

The Supplement updates certain information contained in the Wasatch Funds Statement of Additional Information (“SAI”) dated January 31, 2008, amended and restated as of February 20, 2008. You should retain this Supplement and the SAI for future reference. Additional copies of the SAI may be obtained free of charge by visiting our web site at www.wasatchfunds.com or calling us at 800.551.1700.

1. The first paragraph of the section entitled “Investment Strategies and Risk- Foreign Securities” on page 4 of the SAI is hereby deleted and replaced in its entirety with the following:

Foreign Securities. The Core Growth Fund, Heritage Growth Fund, Small Cap Growth Fund and Small Cap Value Fund may invest up to 20% of their respective total assets at the time of purchase in securities issued by foreign companies. The Heritage Value Fund, Micro Cap Fund, Micro Cap Value Fund and Ultra Growth Fund may invest up to 30% of their respective total assets at the time of purchase in securities issued by foreign companies. For the Core Growth Fund, the Heritage Growth Fund, the Small Cap Growth Fund, the Small Cap Value Fund, and the Strategic Income Fund, securities issued by foreign companies incorporated outside of the United States, but whose securities are publicly traded in the United States, either directly or through American Depositary Receipts, are not defined as “Foreign Companies” and are not, therefore, subject to the foregoing limitations. Under normal market conditions, a significant portion of the Global Science & Technology Fund’s assets (typically between 30% and 80% at the time of purchase) will be invested outside of the United States. The Emerging Markets Small Cap Fund, International Growth Fund, International Opportunities Fund and Strategic Income Fund may invest in securities issued by foreign companies without limitation. For the Global Science & Technology Fund, the Emerging Markets Small Cap Fund, the International Growth Fund, and the International Opportunities Fund, securities issued by foreign companies incorporated outside of the United States, but whose securities are publicly traded in the United States, either directly or through American Depositary Receipts, are defined as “Foreign Companies.” Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

2. The chart on page 4 of the SAI in the section entitled “Fund Investments- Open/Closed Status of Funds” is hereby deleted and replaced in its entirety with the following:

Name of Fund	Open	Closed to New Investors and Existing Shareholders	Closed to New Investors and Open to Existing Shareholders
Core Growth Fund	X
Emerging Markets Small Cap Fund	X
Global Science & Technology Fund	X
Heritage Growth Fund	X
Heritage Value Fund	X
International Growth Fund	X
International Opportunities Fund			X
Micro Cap Fund		X
Micro Cap Value Fund			X
Small Cap Growth Fund	X
Small Cap Value Fund	X
Strategic Income Fund	X

Name of Fund	Open	Closed to New Investors and Existing Shareholders	Closed to New Investors and Open to Existing Shareholders
Ultra Growth Fund	X
U.S. Treasury Fund	X

3. All references to Ms. Kamruddin and Mr. Mazanec in the Statement of Additional Information are hereby deleted as they are no longer part of the portfolio management team of Global Science & Technology Fund and Small Cap Value Fund, respectively, as of May 20, 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE